UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2022

VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999
San Francisco,
California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	V	New York Stock Exchange
1.500% Senior Notes due 2026	V26	New York Stock Exchange
2.000% Senior Notes due 2029	V29	New York Stock Exchange
2.375% Senior Notes due 2034	V34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On August 30, 2022, Visa announced volume and transaction data for July and from August 1-28 ("August"), 2022. In March 2022, Visa announced that we were suspending our operations in Russia and therefore the results from April 2022 through August 2022 do not include Russia-related volumes or transactions but all prior periods do.
August U.S. payments volume on a year-over-year basis was up 11%, flat with July, while Credit and Debit grew 17% and 7%, respectively, both up 1 point from July. Compared to 2019, August U.S. payments volume was 144%, down 3 points from July, with Credit at 136%, down 2 points, and Debit at 154%, down 3 points from July. On a year-over-year basis, August card not present volume excluding travel was up 9%, and card present volume was up 11%, both flat with July. Compared to 2019, August card not present volume excluding travel was 165%, down 6 points from July, and card present volume was 127%, down 1 point from July.
August international market payments volume was generally consistent with July levels on a year-over-year basis as well as versus the same period in 2019.
August cross-border volume excluding intra-Europe transactions was up 1 point from July at 129% of 2019, with card not present volume excluding travel down 1 point from July to 156% of 2019. Total card present and card not present travel cross-border volume excluding intra-Europe transactions was flat with July at 115% of 2019. Since the fiscal third quarter, July and August travel volume into and from our Europe and Asia Pacific regions continued to improve strongly relative to 2019 levels, while travel volume into the U.S. recovered at a more modest pace.
Global processed transactions grew 12% year-over-year and were 140% of 2019 in August, both generally consistent with July.

The tables below show the increase / (decrease) and indexed results in certain key metrics against the comparable 2021 and 2019 periods, respectively, for July, August (1-28) and quarter-to-date (July 1 – August 28, 2022). Please note that the July, August and quarter-to-date 2022 numbers do not include Russia-related volumes or transactions but the comparable 2021 and 2019 periods do:

Increase / (Decrease) Year-over-Year

	July	August	Quarter-to-Date
U.S. Payments Volume	11%	11%	11%
Credit	16%	17%	16%
Debit	6%	7%	6%
Cross-Border Volume Excluding Intra-Europe Transactions(1),(2)	58%	51%	55%
Cross-Border Volume Total(1)	45%	36%	40%
Processed Transactions	13%	12%	13%

Indexed to 2019 with a Baseline of 100

	July	August	Quarter-to-Date
U.S. Payments Volume	147	144	146
Credit	138	136	137
Debit	157	154	155
Cross-Border Volume Excluding Intra-Europe Transactions(1),(2)	128	129	128
Cross-Border Volume Total(1)	134	134	134
Processed Transactions	140	140	140
(1) On a constant-dollar basis.
(2) Cross-border volume excluding transactions within Europe.

Charts that follow provide growth and index trends by month for U.S. payments volumes, processed transactions and cross-border volumes. Growth trends are against the comparable prior year period. When indexed vs. 2019, the baseline is 100. Please note that April 2022 through August 2022 numbers do not include Russia-related volumes or transactions but prior periods do.

2022 U.S. Payments Volume Growth

2022 U.S. Payments Volume Index vs. 2019

2022 Processed Transactions Growth

2022 Processed Transactions Index vs. 2019

2022 Cross-Border Volume Growth (Constant Dollar)	2022 Cross-Border Volume Growth Excluding Intra-Europe (Constant Dollar)

2022 Cross-Border Volume Index vs. 2019 (Constant Dollar)	2022 Cross-Border Volume Index vs. 2019 Excluding Intra-Europe (Constant Dollar)

The foregoing information is preliminary in nature and has not been audited or reviewed by our auditors and is subject to change.
All information in Item 7.01 is furnished but not filed and shall not be deemed to be incorporated by reference into any of Visa’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent otherwise set forth therein.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among other things, our future operations, prospects, developments, strategies, business growth and anticipated timing and benefits of our acquisitions. Forward-looking statements generally are identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “projects,” “outlook,” “could,” “should,” “will,” “continue” and other similar expressions. All statements other than statements of historical fact could be forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond our control and are difficult to predict.

Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of factors, including, but not limited to:

•impact of global economic, political, market, health and social events or conditions, including Russia's invasion of Ukraine and the sanctions and other measures being imposed in response, and the ongoing impacts of the COVID-19 pandemic, including the reopening of borders and resumption of international travel;
•increased oversight and regulation of the global payments industry and our business;
•impact of government-imposed obligations and/or restrictions on international payment systems;
•outcome of tax, litigation and governmental investigation matters;
•increasingly intense competition in the payments industry, including competition for our clients and merchants;
•proliferation and continuous evolution of new technologies and business models;
•our ability to maintain relationships with our clients, acquirers, processors, merchants, payments facilitators, ecommerce platforms, fintechs and other third parties;
•brand or reputational damage;
•exposure to loss or illiquidity due to settlement guarantees;
•a disruption, failure, breach or cyber-attack of our networks or systems;
•risks, uncertainties and the failure to achieve the anticipated benefits with respect to our acquisitions and other strategic investments; and
•other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended September 30, 2021, and our subsequent reports on Forms 10-Q and 8-K.

Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date:	August 30, 2022	By:	/s/ Vasant M. Prabhu
Vasant M. Prabhu Vice Chair, Chief Financial Officer